SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 2, 2003

                               MANGOSOFT, INC.
                               ---------------
            (Exact Name of Registrant as Specified in its Charter)

     NEVADA                         0-30781                      87-0543565
     ------                         -------                      ----------
(State or Other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 incorporation)


            12 PINE STREET EXTENSION, NASHUA, NEW HAMPSHIRE 03060
            -----------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (888) 886-2646



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ITEM 5.  OTHER EVENTS.

      On July 2, 2003, MangoSoft, Inc. and its wholly owned subsidiary MangoSoft Corporation, filed a complaint, civil action number C03-03089, in the United States District Court, Northern District of California, against Oracle Corporation, Sun Microsystems, Inc., Dell Computer Corporation and Electronic Arts Inc. for infringement of U.S. Patent No. 6,148,377 and U.S. Patent No. 5,918,229.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MANGOSOFT, INC.


                                     By:  /S/ Dale Vincent
                                          --------------------------
                                          Dale Vincent
                                          Chief Executive Officer

July 14, 2003